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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 30, 2004

                       Irwin Home Equity Loan Trust 2004-1
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                         (Issuer with respect to Notes)

              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)



         Delaware                       333-110800              13-3460894
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     (State or Other                   (Commission            (I.R.S. Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)


                11 Madison Avenue
                New York, New York                                 10010
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     (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (212) 325-2000
                                                           --------------


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          (Former name or former address, if changed since last report)



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         Item 5. Other Events

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Acceptance Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Credit Suisse First Boston Mortgage Acceptance Corp., Irwin Home Equity Loan Trust 2004-1, Home Equity Loan-Backed Notes, Series 2004-1.

         In connection with the offering of the Irwin Home Equity Loan Trust 2004-1, Home Equity Loan-Backed Notes, Series 2004-1, Credit Suisse First Boston LLC ("CSFB"), as underwriter of the Notes, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Notes, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

         The Computational Materials are attached hereto as Exhibit 99.3.




Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.3    Computational Materials





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            CREDIT SUISSE FIRST BOSTON
                                            MORTGAGE ACCEPTANCE CORP.

                                            Registrant


                                            By:    /s/  John P. Graham
                                                ------------------------
                                            Name:       John P. Graham
                                            Title:      Vice President

Dated:  July 30, 2004

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EXHIBIT INDEX
Exhibit No.                Description
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99.3                       Computational Materials